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                                                                   Exhibit 10.59

                           Beijing WVAS Solutions Ltd.

        CONTRACT RELATING TO EXCLUSIVE PURCHASE RIGHT OF EQUITY INTEREST

                           Dated as of October 1, 2004

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                              CONTRACT RELATING TO
                   EXCLUSIVE PURCHASE RIGHT OF EQUITY INTEREST

The Contract Relating to Exclusive Purchase Right of Equity Interest, dated as of October 1, 2004 (this "Contract"), is made in Beijing by and among:

        (1) Hurray! Holding Co., Ltd., a limited company incorporated in Cayman Islands, with the address at Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, British West Indies (the "Party A");

        (2) Wang Xiaoping, Citizen of the People's Republic of China (the "PRC"), holding the Identification Card of the PRC (No. 440112611107062), with the address at Room 2, No. 47 Dayuan, No. 470 Xingang Middle Road, Guangzhou (the "Party B"); and

        (3) Beijing WVAS Solutions Ltd., a limited liability company organized and existing under the laws of the PRC, with the registered address at (Room 316, North Tower) No. 6 Huanyuan Road, Haidian District, Beijing (the "Party C").

        As used in this Contract, Party A, Party B, and Party C is "the Party" respectively, and "Parties to the Contract" in all.

        WHEREAS,

        1.      Party B has the ownership of 5% equity interest in Party C.

        2. Party C and Hurray! Times Communications (Beijing) Ltd., a 100% owned subsidiary company of Party A within PRC, entered into a series of agreements such as Exclusive Technical Consulting and Services Agreements.

NOW, THEREFORE, the parties to this Contract hereby agree as follows:

1.      Purchase and Sale of Equity Interest

Section 1.1 Authorization

Party B hereby irrevocably delivers to Party A, under the laws of the PRC, an irrevocable sole authority ("Purchase Right of Equity Interest") for Party A or one or more persons designated by Party A (the "Designated Persons") to purchase (in accordance with steps decided by Party A and at the price specified in Section 1.3 hereof) at any time from Party B all or part of Party B's equity interest in Party C. Except for Party A and the Designated Persons, Party B shall not grant such right to any other party. Party C hereby

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agrees to the delivery of Purchase Right of Equity Interest from Party B to
Party A. As specified in this Section and this Contract, "person" has the meaning of Person, Corporation, Joint Venture, Partnership, Enterprise, Trust or Non-Corporation Organization.

Section 1.2 Steps

        The performance by Party A of its Purchase Right of Equity Interest shall be upon and subject to the laws and regulations of PRC. Party A shall send a written notice (the "Notice of Purchase of Equity Interest") to Party B upon its performance of Purchase Right of Equity Interest, the Notice of Purchase of Equity Interest shall have in it the following contents:

        (a)     Party A's decision of the performance of purchase right;

        (b) The Equity Interest to be purchased by Party A from Party B (the "Purchased Equity Interest");

        (c)     Purchase Date/Equity Interest Transfer Date.

Section 1.3 Purchase Price

Except as requested by law to evaluate, the price of the Purchased Equity Interest ("Purchase Price") shall be an equivalent of the actual amount of the Purchased Equity Interest contributed by Party B.

The Purchase Price is subject to applicable laws and regulations of PRC.

Section 1.4 Transfer of the Purchased Equity Interest

Every time upon Party A's performance of the Purchase Right of Equity Interest:

(a) Party B shall urge Party C to convene the shareholders meeting, and during the meeting, to pass the decision or resolution to transfer the equity interest from Party B to Party A and/or the Designated Persons;

(b) Party B shall, upon the terms and conditions of this contract and the Notice of Purchase of Equity Interest, enter into Equity Interest Transfer Contract with Party A (or, in applicable situation, the Desiganted Persons);

(c) The related parties shall execute all other requisite contracts, agreements or documents, acquire all requisite approval and consent of the government, and, without any security interest, perform all requisite action to transfer the valid ownership of the Purchased Equity Interest to Party A and (or) the Designated Person, and to cause Party A and (or) the Designated Person to be the registered owner of the Purchased Equity Interest. For this Section and this Contract,
        "Security Interest" has

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        the meaning of security, mortgage, right or interest of the third party, any purchase right of equity interest, right of acquisition, pre-emptive right, right of set-off, lieu or other security arrangements. To further define the meaning, it does not include any security interest subject to this Contract or the equity interest pledge contract of Party B. As described in this Section and this Contract, "the Equity Interest Pledge Contract of Party B" has the meaning of the Equity Interest Pledge Contract entered into by Hurray! Times communications (Beijing) Ltd. and party B dated as of the execution date of this Contract. According to the said Contract, to secure Party C to perform the obligations subject to the Exclusive Technology Consulting and Service Agreement entered into between Party C and Hurray! Times Communications (Beijing) Ltd., Party B pledges all its equity interest in Party C to Hurray! Times Communications (Beijing) Ltd.

Section 1.5 Payment

Upon the performance of the Purchase Right of Equity Interest by Party A, the Purchase Price shall be determined in such manner as required by the PRC laws and regulation then in effect as the payment from Party B to Party A subject to the loan. Party A does not need pay the Purchase Price to Party B anymore.

2.      Undertaking Relating to Equity Interest

Section 2.1 Undertaking by Party C

Party C hereby undertakes:

(1) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not, in any form, to complement, change or renew the Articles of the Association of Party C, to increase or decrease its registered capital, or to change the structure of its registered capital in any other forms;

(2) Following kind finance and business standard and practice , to maintain the existence of the corporation, operate business and deal with affairs in a prudent and effective manner;

(3) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not, from the execution date of this Contract, to sell, transfer, mortgage or dispose of in any other form any legitimate or beneficial interest of the assets, business or income of Party C, or to approve any other security interest set on it;

(4) Without prior written notice by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, no debt shall take place, be inherited, be guaranteed, or be allowed to exist, with the exception of:
        (i) debt from normal or daily business but not from borrowing; (ii) debt having been disclosed to Party A or having gained

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        written consent from Party A;

(5) To normally operate all business to maintain the asset value of Party C, without doing or otherwise taking any action that sufficiently adversely affects the operation and asset value;

(6) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not to enter into any material contract, with the exception of the contract entered into during the normal business (As in this paragraph, a contract with a value more than One Million Yuan (RMB 1,000,000) shall be deemed as a material contract);

(7) Without prior written consent by Party A or Hurray ! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not to provide loan or credit loan to anyone;

(8) Upon the request of Party A, to provide it with the information relating to the operation and financial situation of Party C;

(9) Party C purchases and holds all insurance from the insurance company accepted by Party A, the insurance amount and category shall be the same with those held by the companies in the same area, operating the similar business and owning the similar properties and assets;

(10) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not to merge or associate with any person, or purchase any Person or invest in any Person;

(11) To immediately notify Party A the occurrence or the probable occurrence of the litigation, arbitration or administrative procedure related to the assets, business and income of Party C;

(12) In order to keep the ownership of Party C to all its assets, to execute all requisite or appropriate documents, do all requisite or appropriate action, and advance all requisite or appropriate accusation, or make requisite or appropriate plea for all claims;

(13) Without prior written notice by Party A, not to assign dividends to shareholders in any form, but upon the request of Party A, to assign all or part of its distributable profits to their own shareholders; and

(14) Upon the request of Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, to appoint any person designated by Hurray! Times Communications (Beijing) Ltd. to be the member of the Board of Directors of Party C.

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Section 2.2 Undertaking by Party B

Party B undertakes:

(1) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not, from the execution date of this Contract, to sell, transfer, mortgage or dispose of in any other form any legitimate or beneficial interest of equity interest, or to approve any other security interest set on it, with the exception of the pledge set on the equity interest of Party B subject to Equity Interest Pledge Contract of Party B;

(2) To cause the authorized representative(s) appointed by it not to approve at shareholder meetings, with no prior written notice by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, the sale, transfer, mortgage or disposal of in any other form any legitimate or beneficial interest of equity interest, or to approve any other security interest set on it, with the exception of the pledge set on the equity interest of Party B subject to Equity Interest Pledge Contract of Party B;

(3) To cause the authorized representative(s) appointed by it not to approve at shareholder meetings, with no prior written notice by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, the merge or amalgamation of Party C with any person, or the acquisition of any person or investment in any person;

(4) To immediately notify Party A of the occurrence or the probable occurrence of the litigation, arbitration or administrative procedure related to the equity interest owned by it;

(5) To cause the the authorized representative(s) appointed by it to vote to approve at shareholder meetings the transfer of the Purchased Equity Interest subject to this Contract;

(6) In order to keep its ownership of the equity interest, to execute all requisite or appropriate documents, do all requisite or appropriate action, and advance all requisite or appropriate accusation, or make requisite or appropriate defense for all claims;

(7) Upon the request of Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, to appoint any person designated by Hurray! Times Communications (Beijing) Ltd. to be the member of the Board of Directors of Party C;

(8) Upon the request of Party A at any time, to immediately transfer its equity interest to the representative designated by Party A unconditionally and at any time, and waive its pre-emptive right over equity interest being transferred to another available shareholder, and

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(9)     To prudently comply with the terms and conditions of this Contract and other contracts entered into jointly or severally by Party B, Party C and Party A and Hurray! Times Communications (Beijing) Ltd., to actually perform all obligations under these contracts, without taking any action or being inaction that sufficiently affects the validity and enforceability of these contracts.

3.      Representations and Warranties

Representations and Warranties of Party B and Party C

Dated as of the execution date of this Contract and every transfer date, Party B and Party C hereby jointly and severally represents and warrants to Party A as follows:

(1) It has the power and ability to enter into and deliver this Contract and any equity transfer contract ("Transfer Contract"), to which it is a party which is included for every single transfer of the purchased equity interest according to this Contract, and to perform its obligations under this Contract and any Transfer Contract. Upon execution, this Contract and the Transfer Contracts having it as a party constitute a legal, valid and binding obligation, which are enforceable against it in accordance with its terms;

(2) The execution, delivery of this Contract and any Transfer Contract and performance of the obligations under this Contract and any Transfer Contract do not: (i) result in violation of any relevant laws of PRC;
        (ii) constitute a conflict with its Articles of Association or other constituent documents; (iii) cause to breach of any contract or instruments to which it is a party or having binding obligations on it, or constitute a breach of any contract or instruments to which it is a party or having binding obligations on it; (iv) cause to violate relevant authorization of any consent or approval to it and (or) any continuing valid condition; or (v) cause any consent or approval authorized to it to be suspended, removed, or into which other requests be added;

(3) Party B has a good title and sellable ownership of its equity interest in Party C. Party B does not set any security interest on the said equity interest with the exception of the pledge of equity interests agreed by Party A and Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC;

(4) Party C does not have any undischarged debt, with the exception of (i) debt from its normal business; and (ii) debt having been disclosed to Party A and having gained written consent from Party A;

(5) Party C abides by all laws and regulations applicable to the purchase of assets; and

(6) No litigation, arbitration or administrative procedure relating to the equity interest, assets of Party C or the corporation is undergoing or pending or likely to occur.

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4.      Effective Date

        This Contract shall be effective from the execution date, with a term of 10 years, and can be extended for another 10 years at the option of Party A.

5.Applicable Law and Dispute Resolution

Section 5.1 Applicable Law

The execution, validity, interpretation and performance of this Contract, and resolution of the disputes under this Contract, shall be governed by the laws of PRC.

Section 5.2 Dispute Resolution

Any dispute arising from the interpretation and performance of this Contract shall be settled through friendly consultation between the parties of this Contract. If no settlement can be reached through such consultation within thirty (30) days after the date of the written notice sent by one party to the other requesting to settle the dispute, then each of the parties shall have the right to refer the dispute to China International Economic and Trade Arbitration Commissiion, for arbitration according to the arbitration rules then in effect. The arbitration shall take place in Beijing. The arbitral award shall be final, and binding upon both parties of this contract.

6.      Taxes and Expenses

Every party shall, according to laws of PRC, bear any and all transfer and registration taxes, stamp duties and expenses for the preparation and execution of this Contract and all Transfer Contracts, and for completion of any transactions contemplated by this Contract and all Transfer Contracts that may be incurred by or imposed on it.

7.      Notices

This Contract requires that any notices or other communications sent by any party or corporation shall be written in Chinese, and be delivered in person, by mail or telecopy to other parties at the following addresses or other specified addresses noticed by other parties to the party. Any notices shall be deemed to have been duly given or made as follows: (a) if delivered in person, it shall be deemed to have been duly given or made when being delivered; (b) if delivered by registered air mail with postage prepaid, it shall be deemed to have been duly given or made after 10 days when it is posted (as shown on stamp) and (c) if sent by telecopy, it shall be deemed to have been duly given or made at the time shown on the transmission report to indicate that the document was sent.

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Party A:     Hurray! Holding Co., Ltd.
Address:     Century Yard, Cricket Square, Hutchins Drive,
             P.O. Box 2681GT, George Town, Grand Cayman,
             British West Indies, Cayman Islands,
             British West Indies

Party B:     Wang Xiaoping
Address:     Room 2, No. 47 Dayuan,
             No. 470 Xingang Middle Road, Guangzhou

Party C:     Beijing WVAS Solutions Ltd.
Address:     (Room 316, North Tower) No. 6 Huanyuan Road,
             Haidian District, Beijing

8.      Confidentiality

Both the parties admit and confirm any oral or written materials exchanged by the parties relating to this Contract are confidential. Both parties shall keep all such materials in strict confidence, Without written approval by the other party, the party shall not disclose to any third party any relevant materials, but with the exception of the following: (a) the public know or may know such materials (but not disclosed by the party accepting the materials); (b) materials needed to be disclosed subject to applicable ordinances; or (c) any party necessarily discloses materials to its legal or financial consultant relating the transaction of this Contract, and this legal or financial consultant shall have the obligation of confidentiality similar to that set forth in this Section. The breach of the obligation of confidentiality by staff or employed institution of any party shall be deemed as the breach of such obligation by that party, and by whom the liabilities for breach shall be bored. No matter this Contract may terminate by any reason, this Section shall continue in force and effect.

9.      Further Warranties

The Parties to the Contract agree to promptly execute documents reasonably requisite to the performance of the provisions and the aim of this Contract or documents beneficial to it, and to take actions reasonably requisite to the performance of the provisions and the aim of this Contract or actions beneficial to it.

10.     Miscellaneous

Section 10.1 Amendment, Modification and Supplement

Amendment, modification and supplement of this Contract shall be subject to the written agreement executed by each party.

Section 10.2 Observance of Laws and Regulations

The parties of the contract shall observe and make sure the operation of each party fully observe all laws and regulations of PRC officially published and publicly obtainable.

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Section 10.3 Entire Contract

Except for a written amendment, supplement and modification of this Contract following the date of execution, this contract constitutes the entire contract of the parties hereto with respect to the subject hereof and supersedes all prior oral or written agreements, representation and contracts with respect to the subject hereof.

Section 10.4 Headings

The headings contained in this Contract are for convenience of reference only and shall not affect the interpretation, explanation or in any other way the meaning of the provisions of this Contract.

Section 10.5 Language

This Agreement is executed by Chinese in three copies.

Section 10.6 Severability

If any one or more provisions of this Contract are ruled as invalid, illegal or non-enforceable in any way according to any laws or regulations, the validity, legality and enforceability of other provisions hereof shall not be affected or impaired in any way. All parties shall, through sincere consultation, urge to replace those invalid, illegal or non-enforceable provisions with valid ones, and from such valid provisions, similar economic effects shall be tried to reach as from those invalid, illegal or non-enforceable provisions.

Section 10.7 Successor

This Contract shall be binding upon and benefitial to the successor of each party and the transferee allowed by each party.

Section 10.8 Survival

(a) Any obligation arising or which is due in connection with the Contract prior to the expiry or early termination of this Contract shall continue in force and effect notwithstanding the expiry or early termination of the Contract.

(b) Section 5, Section 8 and Section 10.8 hereof shall continue in force and effect after the termination of this Contract.

Section 10.9 Waiver

Any party to this Contract may waive the terms and conditions of this Contract. Such waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Any waiver by a party to the breach hereof by other parties in certain situation shall not be construed as a waiver to any similar breach by other parties in other situation.

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IN WITNESS THEREFORE, the parties hereof have caused the Contract Relating to the Exclusive Purchase Right of An Equity Interest to be executed by their duly authorized representatives as of the date first written above.

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Party A: Hurray! Holding Co., Ltd.


By: Wang Xiaoping
    ------------------------------
Name: Wang Xiaoping

Party B: Wang Xiaoping


By: Signed
    ------------------------------
Name:
Title:

Party C: Beijing WVAS Solutions Ltd.

By: /s/ Signed
    ------------------------------
Name:
Title:

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                           Beijing WVAS Solutions Ltd.

        CONTRACT RELATING TO EXCLUSIVE PURCHASE RIGHT OF EQUITY INTEREST

                           Dated as of October 1, 2004

                              CONTRACT RELATING TO
                   EXCLUSIVE PURCHASE RIGHT OF EQUITY INTEREST

The Contract Relating to Exclusive Purchase Right of Equity Interest, dated as of October 1, 2004 (this "Contract"), is made in Beijing by and among:

        (1) Hurray! Holding Co., Ltd., a limited company incorporated in Cayman Islands, with the address at Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, British West Indies ("Party A");

        (2) Sun Hao, Citizen of the People's Republic of China (the "PRC") holding the Identification Card of the PRC (No.
                110108721231631), with the address at Room 5-301, 6th Floor Lize, No.19 Xinwai Da Street, Haidian District, Beijing.

        (3) Beijing WVAS Solutions Ltd., a limited liability company organized and existing under the laws of the PRC, with the registered address at (Room 316, North Tower) No.6 Huanyuan Road, Haidian District, Beijing ("Party C").

        As used in this Contract, Party A, Party B, and Party C is "the Party" respectively, and "Parties to the Contract" in all.

        WHEREAS,

        1.      Party B has the ownership of 5% equity interest in Party C.

        2. Party C and Hurray! Times Communications (Beijing) Ltd., a 100% owned subsidiary company of Party A within PRC, entered into a series of agreements such as Exclusive Technical Consulting and Services Agreements.

NOW, THEREFORE, the parties to this contract hereby agree as follows:

1.      Purchase and Sale of Equity Interest

Section 1.1 Authorization

Party B hereby irrevocably delivers to Party A, under the laws of the PRC, an irrevocable sole authority ("Purchase Right of Equity Interest") for Party A or one or more persons designated by Party A ( the "Designated Persons") to purchase (in accordance with steps decided by Pary A and at the price specified in Section 1.3 hereof) at any time from Party B all or part of Party B's equity interest in Party C. Except for Party A and the Designated Persons, Party B shall not grant such right to any other party. Party C hereby

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agrees to the delivery of Purchase Right of Equity Interest from Party B to
Party A. As specified in this Section and this Contract, "person" has the meaning of Person, Corporation, Joint Venture, Partnership, Enterprise, Trust or Non-Corporation Organization.

Section 1.2 Steps

        The performance by Party A of its Purchase Right of Equity Interest shall be upon and subject to the laws and regulations of PRC. Party A shall send a written notice (the "Notice of Purchase of Equity Interest") to Party B upon its performance of Purchase Right of Equity Interest, the Notice of Purchase of Equity Interest shall have in it the following contents:

        (a)     Party A's decision of the performance of purchase right;

        (b) The Equity Interest to be purchased by Party A from Party B (the "Purchased Equity Interest");

        (c)     Purchase Date/Equity Interest Transfer Date.

Section 1.3 Purchase Price

Except as requested by law to evaluate, the price of the Purchased Equity Interest ("Purchase Price") shall be an equivalent of the actual amount of the Purchased Equity Interest contributed by Party B.

The Purchase Price is subject to applicable laws and regulations of PRC.

Section 1.4 Transfer of the Purchased Equity Interest

Every time upon Party A's performance of the Purchase Right of Equity Interest:

(a) Party B shall urge Party C to convene the shareholders meeting, and during the meeting, to pass the decision or resolution to transfer the equity interest from Party B to Party A and/or the Designated Persons;

(b) Party B shall, upon the terms and conditions of this Contract and the Notice of Purchase of Equity Interest, enter into Equity Interest Transfer Contract with Party A (or, in applicable situation, the Designated Persons);

(c) The related parties shall execute all other requisite contracts, agreements or documents, acquire all requisite approval and consent of the government, and, without any security interest, perform all requisite action to transfer the valid ownership of the Purchased Equity Interest to Party A and (or) the Designated Person, and to cause Party
        A and (or), the Designated Person to be the registered owner of the Purchased Equity Interest. For this Section and this Contract, "Security Interest" has

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        the meaning of security, mortgage, right or interest of the third party, any purchase right of equity interest, right of acquisition, pre-emptive right, right of set-off, lien or other security arrangements. To further define the meaning, it does not include any security interest subject to this Contract or the equity interest pledge contract of Party B. As described in this Section and this Contract, "the Equity Interest Pledge Contract of Party B" has the meaning of the Equity Interest Pledge Contract entered into by Hurray! Times Communications (Beijing) Ltd. and Party B dated as of the execution date of this Contract. According to the said Contract, to secure Party C to perform the obligations subject to the Exclusive Technology Consulting and Service Agreement entered into between Party C and Hurray! Times Communications (Beijing) Ltd., Party B pledges all its equity interest in Party C to Hurray! Times Communications (Beijing) Ltd.

Section 1.5 Payment

Upon the performance of the Purchase Right of Equity Interest by Party A, the Purchase Price shall be determined in such manner as required by the PRC laws and regulation then in effect as the payment from Party B to Party A subject to the loan. Party A does not need pay the Purchase Price to Party B anymore.

2.      Undertaking Relating to Equity Interest

Section 2.1 Undertaking by Party C

Party C hereby undertakes:

(1) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not, in any form, to complement, change or renew the Articles of the Association of Party C, to increase or decrease its registered capital, or to change the structure of its registered capital in any other forms;

(2) Following kind finance and business standard and practice, to maintain the existence of the corporation, operate business and deal with affairs in a prudent and effective manner;

(3) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not, from the execution date of this Contract, to sell, transfer, mortgage or dispose of in any other form any legitimate or beneficial interest of the assets, business or income of Party C, or to approve any other security interest set on it;

(4) Without prior written notice by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, no debt shall take place, be inherited, be guaranteed, or be allowed to exist, with the exception of;
        (i) debt from normal or daily business but not from borrowing; (ii) debt having been disclosed to Party A or having gained

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        written consent from Party A;

(5) To normally operate all business to maintain the asset value of Party C, without doing or otherwise taking any action that sufficiently adversely affects the operation and asset value;

(6) Without prior, written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not to enter into any material contract, with the exception of the contract entered into during the normal business (As in this paragraph, a contract with a value more than RMB One Million (RMB 1,000,000) shall be deemed as a material contract);

(7) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not to provide loan or credit loan to anyone;

(8) Upon the request of Party A, to provide it with the information relating to the operation and financial situation of Party C;

(9) Party C purchases and holds all insurance from the insurance company accepted by Party A, the insurance amount and category shall be the same with those held by the companies in the same area, operating the similar business and owning the similar properties and assets;

(10) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not to merge or associate with any person, or purchase any Person or invest in any Person;

(11) To immediately notify Party A the occurrence or the probable occurrence of the litigation, arbitration or administrative procedure related to the assets, business and income of Party C;

(12) In order to keep the ownership of Party C to all its assets, to execute all requisite or appropriate documents, do all requisite or appropriate action, and advance all requisite or appropriate accusation, or make requisite or appropriate plea for all claims;

(13) Without prior written notice by Party A, not to assign dividends to shareholders in any form, but upon the request of Party A, to assign all or part of its distributable profits to their own shareholders; and

(14) Upon the request of Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, to appoint any person designated by Hurray! Times Communications (Beijing) Ltd. to be the member of the Board of Directors of Party C.

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Section 2.2 Undertaking by Party B

Party B Undertakes:

(1) Without prior written consent by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, not, from the execution date of this Contract, to sell, transfer, mortgage or dispose of in any other form any legitimate or beneficial interest of equity interest, or to approve any other security interest set on it, with the exception of the pledge set on the equity interest of Party B subject to Equity Interest Pledge Contract of Party B;

(2) To cause the authorized representative(s) appointed by it not to approve at shareholder meetings, with no prior written notice by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, the sale, transfer, mortgage or disposal of in any other form any legitimate or beneficial interest of equity interest, or to approve any other security interest set on it, with the exception of the pledge set on the equity interest of Party B subject to Equity Interest Pledge Contract of Party B;

(3) To cause the authorized representative(s) appointed by it not to approve at shareholder meetings, with no prior written notice by Party A or Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, the merge or amalgamation of Party C with any person, or the acquisition of any person or investment in any person;

(4) To immediately notify Party A of the occurrence or the probable occurrence of the litigation, arbitration or administrative procedure related to the equity interest owned by it;

(5) To cause the the authorized representative(s) appointed by it to vote to approve at shareholder meetings the transfer of the Purchased Equity Interest subject to this Contract;

(6) In order to keep its ownership of the equity interest, to execute all requisite or appropriate documents, do all requisite or appropriate action, and advance all requisite or appropriate accusation, or make requisite or appropriate defense for all claims;

(7) Upon the request of Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC, to appoint any person designated by Hurray! Times Communications (Beijing) Ltd. to be the member of the Board of Directors of Party C;

(8) Upon the request of Party A at any time, to immediately transfer its equity interest to the representative designated by Party A unconditionally and at any time, and waive its pre-emptive right over equity interest being transferred to another available shareholder; and

(9) To prudently comply with the terms and conditions of this Contract and other contracts entered into jointly or severally by Party B, Party C and Party A and Hurray! Times Communications (Beijing) Ltd., to actually perform all obligations under these contracts, without taking any action or being inaction that sufficiently affects the validity and enforceability of these contracts.

3.      Representations and Warranties

Representations and Warranties of Party B and Party C

Dated as of the execution date of this Contract and every tranfer date, Party B and Party C hereby jointly and severally represents and warrants to Party A as follows:

(1) It has the power and ability to enter into and deliver this Contract and any equity transfer contract ("Transfer Contract") to which it is a party which is included for every single transfer of the purchased equity interest according to this Contract, and to perform its obligations under this Contract and any Transfer Contract. Upon execution, this Contract and the Transfer Contracts having it as a party constitute a legal, valid and binding obligation, which are enforceable against it in accordance with its terms;

(2) The execution, delivery of this Contract and any Transfer Contract and performance of the obligations under this Contract and any Transfer Contract do not: (i) result in violation of any relevant laws of PRC;
        (ii) constitute a conflict with its Articles of Association or other constituent documents; (iii) cause to breach any contract or instruments to which it is a party or having binding obligation on it, or constitute a breach of any contract or instruments to which it is a party or having binding obligation on it; (iv) cause to violate relevant authorization of any consent or approval to it and (or) any continuing valid condition; or (v) cause any consent or approval authorized to it to be suspended, removed, or into which other requests be added;

(3) Party B has a good title and sellable ownership of its equity interest in Party C. Party B does not set any security interest on the said equity interest, with the exception of the pledge of equity interests agreed by Party A and Hurray! Times Communications (Beijing) Ltd., Party A's Affiliate in PRC;

(4) Party C does not have any undischarged debt, with the exception of (i) debt from its normal business; and (ii) debt having been disclosed to Party A and having gained written consent from Party A;

(5) Party C abides by all laws and regulations applicable to the purchase of assets; and

(6) No litigation, arbitration or administrative procedure relating to the equity interest, assets of Party C or the corporation is undergoing or pending or likely to occur.

4.      Effective Date

        This Contract shall be effective from the execution date, with a term of 10 years, and can be extended for another 10 years at the option of Party A.

5.      Applicable Law and Dispute Resolution

Section 5.1 Applicable Law

The execution, validity, interpretation and performance of this Contract, and resolution of the disputes under this Contract, shall be governed by the laws of PRC.

Section 5.2 Dispute Resolution

Any dispute arising from the interpretation and performance of this Contract shall be settled through friendly consultation between the parties of this Contract. If no settlement can be reached through such consultation within thirty (30) days after the date of the written notice sent by one party to the other requesting to settle the dispute, then each of the parties shall have the right to refer the dispute to China International Economic and Trade Arbitration Commission, for arbitration according to the arbitration rules then in effect. The arbitration shall take place in Beijing. The arbitral award shall be final, and binding upon both parties of this Contract.

6.      Taxes and Expenses

Every party shall, according to laws of PRC, bear any and all transfer and registration taxes, stamp duties and expenses for the preparation and execution of this Contract and all Transfer Contracts, and for completion of any transactions contemplated by this Contract and all Transfer Contracts that may be incurred by or imposed on it.

7.      Notices

This Contract requires that any notices or other communications sent by any party or corporation shall be written in Chinese, and be delivered in person, by mail or telecopy to other parties at the following addresses or other specified addresses noticed by other parties to the party. Any notices shall be deemed to have been duly given or made as follows: (a) if delivered in person, shall be deemed to have been duly given or made when being delivered; (b) if it delivered by registered air mail with postage prepaid, it shall be deemed to have been duly given or made after 10 days when it is posted (as shown on stamp); and (c) if sent by telecopy, it shall be deemed to have been duly given or made at the time shown on the transmission report to indicate that the document was sent.

Party A:     Hurray! Holding Co., Ltd.
Address:     Century Yard, Cricket Square, Hutchins Drive,
             P.O. Box 2681GT, George Town, Grand Cayman,
             British West Indies, Cayman Islands,
             British West Indies

Party B:     Sun Hao
Address:     Room 5-301, 6th Floor, Lize,
             No.19 Xinwai Da Street, Haidian District,
             Beijing

Party C:     Beijing WVAS Solutions Ltd.
Address:     (Room 316, North Tower) No. 6 Huanyuan Road,
             Haidian District, Beijing

8.      Confidentiality

Both the parties admit and confirm any oral or written materials exchanged by the parties relating to this Contract are confidential. Both parties shall keep all such materials in strict confidence. Without written approval by the other party, the party shall not disclose to any third party any relevant materials, but with the exception of the following: (a) the public know or may know such materials (but not disclosed by the party accepting the materials); (b) materials needed to be disclosed subject to applicable ordinances; or (c) any party necessarily discloses materials to its legal or financial consultant shall have the obligation of confidentiality similar to that set forth in this Section. The breach of the obligation of confidentiality by staff or employed institution of any party shall be deemed as the breach of such obligation by that party, and by whom the liabilities for breach shall be bored. No matter this Contract may terminate by any reason, this Section shall continue in force and effect.

9.      Further Warranties

The Parties to the Contract agree to promptly execute documents reasonably requisite to the performance of the provisions and the aim of this Contract or documents beneficial to it, and to take actions reasonably requisite to the performance of the provisions and the aim of this Contract or actions beneficial to it.

10.     Miscellaneous

Section 10.1 Amendment, Modification and Supplement

Amendment, modification and supplement of this Contract shall be subject to the written agreement executed by each party.

Section 10.2 Observance of Laws and Regulations

The parties of the contract shall observe and make sure the operation of each party fully observe all laws and regulations of PRC officially published and publicly obtainable.

Section 10.3 Entire Contract

Except for a written amendment, supplement and modification of this Contract following the date of execution, this contract constitutes the entire contract of the parties hereto with respect to the subject hereof and supersedes all prior oral or written agreements, representation and contracts with respect to the subject hereof.

Section 10.4 Headings

The headings contained in this Contract are for convenience of reference only and shall not affect the interpretation, explanation or in any other way the meaning of the provisions of this Contract.

Section 10.5 Language

This Agreement is executed by Chinese in three copies.

Section 10.6 Severability

If any one or more provisions of this Contract are ruled as invalid, illegal or non-enforceable in any way according to any laws or regulations, the validity, legality and enforceability of other provisions hereof shall not be affected or impaired in any way. All parties shall, through sincere consultation, urge to replace those invalid, illegal or non-enforceable provisions with valid ones, and from such valid provisions, similar economic effects shall be tried to reach as from those invalid, illegal or non-enforceable provisions.

Section 10.7 Successor

This Contract shall be binding upon and benefitial to the successor of each party and the transferee allowed by each party.

Section 10.8 Survival

(a) Any obligation arising or which is due in connection with the Contract prior to the expiry or early termination hereof this Contract shall continue in force and effect notwithstanding the expiry or early termination of the Contract.

(b) Section 5, Section 8 and Section 10.8 hereof shall continue in force and effect after the termination of this Contract.

Section 10.9 Waiver

Any party to this Contract may waive the terms and conditions of this Contract. Such waiver shall be valid only if set forth in an instrument in writing signed by the party or parties to be bound thereby. Any waiver by a party to the breach hereof by other parties in certain situation shall not be construed as a waiver to any similar breach by other parties in other situation.

IN WITNESS THEREFORE, the parties hereof have caused the Contract Relating to the Exclusive Purchase Right of An Equity Interest to be executed by their duly authorized representatives as of the date first written above.

Party A: Hurray! Holding Co., Ltd.


By: /s/ Sun Hao
    --------------------------------
Name: Wang Sun Hao
Title:



Party B: Sun Hao


By: /s/ Signed
    --------------------------------
Name:

Party C: Beijing WVAS Solutions Ltd.

By: /s/ Signed
    --------------------------------
Name:
Title:
                                       12